                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       -----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       -----------------------------------



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            MAY 14, 1996

                           SONUS PHARMACEUTICALS, INC.
               (Exact name of Registrant as specified in charter)

          DELAWARE                       0-26866                95-4343413
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

22026 20TH AVENUE, S.E., SUITE 102, BOTHELL, WASHINGTON           98021
       (Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code:       (206) 487-9500

                                 NOT APPLICABLE
         (Former name or former address, if changed, since last report)

ITEM 5.  OTHER EVENTS

     On May 14, 1996, SONUS Pharmaceuticals, Inc. (the "Company" or "SONUS") and Abbott Laboratories, Inc. ("Abbott") entered into a strategic alliance agreement focusing on the clinical development, marketing and sale of EchoGen(R) Emulsion, a proprietary ultrasound contrast agent developed by SONUS, for cardiology and radiology uses. Under the agreement, SONUS has primary responsibility for clinical development, regulatory affairs, and medical and technical support of EchoGen, and Abbott has primary responsibility for United States marketing and sales. SONUS has retained certain co-promotion rights to EchoGen in the United States.

     Under the agreement, Abbott has agreed to pay SONUS $31 million in up-front, clinical support and milestone payments. After the United States Food and Drug Administration has approved the marketing of EchoGen, for which there can be no assurance, SONUS will receive 47 percent of net EchoGen revenues in the United States -- a portion of which SONUS must use to fund its obligations under the agreement. The agreement spans the life of the patents relating to EchoGen. In addition, Abbott has purchased, for $4 million, warrants to acquire 500,000 shares of SONUS common stock, equal to about six percent (6%) of the company's outstanding common stock. The warrants are exercisable over five years at $16 per share. Abbott can acquire the rights to additional indications for EchoGen by making additional clinical support payments.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Financial Statements

               Not Applicable

         (b)   Pro Forma Financial Information

               Not Applicable

         (c)   Exhibits

               Number        Description
               ------        -----------

                10.25        Agreement between Abbott Laboratories, Inc. and
                             SONUS Pharmaceuticals, Inc., dated May 14, 1996.

                 99.1        Press Release, dated May 15, 1996.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SONUS PHARMACEUTICALS, INC.



Date:  June 12, 1996                   By:   /s/ Gregory Sessler
                                          --------------------------------------
                                          Gregory Sessler,
                                          Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number       Description                                   Page No.
- - --------------       -----------                                   --------

       10.25         Agreement between Abbott Laboratories,
                     Inc. and SONUS Pharmaceuticals, Inc.,
                     dated May 14, 1996.

       99.1          Press Release, dated May 15, 1996.